EXHIBIT 10.10.12
SIXTH AMENDMENT AGREEMENT — AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT
     This SIXTH AMENDMENT AGREEMENT (this “Sixth Amendment”) is made as of this 28th day of March, 2005 by and among
     FLEET RETAIL FINANCE INC. (the “Lender”), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109,
          and
     BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co. (the “Borrower”), a Missouri corporation with its principal executive offices at 2815 Scott Avenue, Suite C, St. Louis, Missouri 63103,
in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
RECITALS:
     A. Reference is made to that certain Amended and Restated Loan and Security Agreement (as amended to date, the “Loan Agreement”) dated as of June 11, 2002 between the Borrower and the Lender.
     B. The Borrower has advised the Lender that it intends to enter into a Purchase Agreement (draft dated March 25, 2005) (the “Purchase Agreement”) with the Investors set forth on Schedule I affixed thereto and to file a related registration rights agreement in substantially the form of the Registration Rights Agreement (draft dated March 25, 2005) (the “Registration Rights Agreement”) among the Borrower, the Investors named in the Purchase Agreement, and Ryan Beck & Co. The Borrower anticipates that the Registration Rights Agreement and Purchase Agreement will be effective and the transactions contemplated thereby will be consummated on or before March 31, 2005.
     C. The Borrower has requested that the Lender agree to amend the Loan Agreement in certain respects in anticipation of the effectiveness of the Purchase Agreement and Registration Rights Agreement and the Lender has agreed to do so on the terms and conditions set forth herein.
Accordingly, the Borrower and the Lender agree as follows:
     1. DEFINITIONS. Terms defined in the Recitals shall be incorporated herein as therein defined. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
     2. AMENDMENT TO LOAN AGREEMENT. Section 10.6 of the Loan Agreement shall be deleted in its entirety and the following shall be substituted therefor:
     “10.6. Acceleration of Other Debt. Breach of Lease
        The occurrence of any event such that (i) any Indebtedness in excess of $1,000,000 in the aggregate of the Borrower to any creditor(s) other than the Lender could be accelerated or (ii) without the consent of the Borrower, ten percent (10%) or more of the Borrower’s store Leases could be terminated (whether or not the subject creditor or lessor takes any action on account of such occurrence); provided, however, that a Lease shall not be included in the calculation of Leases under clause (ii) if the breach of such Lease is caused solely by (x) the occurrence of the IPO or (y) the sale of common stock and warrants (and the issuance of shares of common stock upon exercise thereof) by the Borrower in accordance with the transactions contemplated by that certain purchase agreement substantially in the form of the Purchase Agreement (draft dated March 25, 2005) among the Borrower and the Investors set forth on Schedule I affixed thereto and the related registration rights agreement in substantially the form of the Registration Rights Agreement (draft dated March 25, 2005) among the Borrower, the Investors named in the Purchase Agreement, and Ryan Beck & Co., in each case so long as no rights and/or remedies are being exercised under such Lease by the subject creditor or lessor.”
     3. FURTHER AGREEMENTS; WAIVERS.
     3.1 Borrower hereby agrees to deliver to Lender by not later than May 31, 2005, a new, revised Business Plan which shall be subject to the provisions of Section 5.10 of the Loan Agreement. Failure to deliver such a Business Plan in accordance with the terms and provisions of Section 5.10 shall constitute an Event of Default.
     3.2 Lender hereby agrees that notwithstanding anything to the contrary set forth herein or in Sections 2.1(c) or 4.6(c) of the Loan Agreement, between the date hereof and May 31, 2005, Borrower may open up to fifteen (15) new stores in addition to those contemplated by the existing Business Plan so long as the provisions of Section 4.6(c)(ii) are otherwise complied with.
     4. ADDITIONAL ACKNOWLEDGMENTS AND REPRESENTATIONS. As an inducement for the Lender to execute this Sixth Amendment, the Borrower hereby represents and warrants that as of the date hereof no Suspension Event has occurred and is continuing.
     5. RATIFICATION OF LOAN DOCUMENTS; NO CLAIMS AGAINST LENDER. Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents. There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower to the Lender could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower with regard to the Liabilities of the Borrower to the Lender; nor is there any basis on which the terms and conditions of any of the Liabilities of the Borrower to the Lender could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that the Borrower has (or ever had) any such claims against the Lender, it hereby affirmatively WAIVES and RELEASES same.
     6.   CONDITIONS TO EFFECTIVENESS. This Sixth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:
     6.1 This Sixth Amendment shall have been duly executed and delivered by the respective parties hereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender;
     6.2 All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Sixth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender;
     6.3 The Borrower shall have paid to the Lender all fees and expenses then due and owing pursuant to the Loan Agreement; and

     6.4 The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and Lender’s counsel may have reasonably requested, each in form and substance satisfactory to the Lender.
     7. MISCELLANEOUS.
     7.1 This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
     7.2 This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
     7.3 Any determination that any provision of this Sixth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Sixth Amendment.
     7.4 The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution, and delivery of this Sixth Amendment.
     7.5 THIS SIXTH AMENDMENT SHALL BE CONSTRUED, GOVERNED, AND ENFORCED PURSUANT TO THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS SEALED INSTRUMENT.
[SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have hereunto caused this Sixth Amendment to be executed and their seals to be hereto affixed as of the date first above written.

BAKERS FOOTWEAR GROUP, INC.,
F/K/A Weiss And Neuman Shoe Co.

By	/s/ Lawrence L. Spanley Jr.

Name	Lawrence L. Spanley Jr.
Title	Executive Vice President, CFO

FLEET RETAIL FINANCE INC.

By	/s/ James J. Ward

Name	James J. Ward
Title	Managing Director
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